                                                                    EXHIBIT 10.6

                                                             PNBKB DRAFT 5/19/97

                                   AGREEMENT


         THIS AGREEMENT is entered into as of the __ day of ___________, 1997, by and between 800 TRAVEL SYSTEMS, INC., a Delaware corporation with an address at 4802 Gunn Highway, Suite 140, Tampa, Florida 33624 (the "Company"), and PERRY TREBATCH, an individual with an address at 32 Nassau Drive, Great Neck, New York 11021 ("Stockholder").


                                R E C I T A L S

         Stockholder holds an aggregate 480,000 shares (the "Shares") of the common stock, par value $.01 per share, of the Company (the "Common Stock"), 380,000 of which were acquired directly from the Company as follows:

         a. 200,000 Shares were acquired on or about December 1, 1995 in connection with the Company's initial capitalization in partial consideration for $200,000 loaned to the Company's predecessor;

         b. 100,000 Shares were acquired for $200,000 on or about June 1, 1996 (the "Private Placement Shares");

         c. 20,000 Shares were acquired on or about June 1, 1996 pursuant to a transaction in which Stockholder exchanged certain indebtedness outstanding to him from the Company's predecessor for such shares; and

         d. 60,000 Shares were issued to Stockholder on or about January 22, 1997 in satisfaction of obligations which had accrued as of June 30 and September 30, 1996.

         The Company and Stockholder desire to register a portion of the Shares upon the terms and conditions and for the consideration set forth herein.

         The Company desires to issue, and Stockholder desires to receive, warrants to purchase 300,000 shares of Common Stock (the "Warrants") upon the terms and conditions and for the consideration set forth herein.

         The Company and Stockholder desire to make arrangements with respect to certain indebtedness owing from the Company to Stockholder, upon the terms and conditions and for the consideration set forth herein.

         NOW, THEREFORE, in consideration of the premises hereof and the consideration set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                           REGISTRATION OF THE SHARES

         SECTION 1.1. Purchase of Certain Shares. (a) Within five (5) business days of the date hereof the Company shall redeem from Stockholder (i)
50,000 shares of the Company's Common Stock at a redemption price equal to the higher of $5.00 or the per share price at which the Company's Common Stock is initially offered to the public in the IPO (the "IPO Price") and (ii) 200,000 shares of the Company's Common Stock at a redemption price equal to the IPO Price less $1.25 (collectively, the "Redeemed Shares"). In exchange for the Redeemed Shares the Company shall issue to Stockholder a promissary note (the "Redemption Note") payable to the order of Stockholder in the principal amount of $1,000,000. Such promissary note shall not bear interest and shall be payable, in full, no later than five days of the closing of the IPO (as defined herein) by wire transfer of immediately available funds.

                 (b) If on or prior to September 30, 1997, (i) the IPO has not closed or (ii) the Redemption Note has not been paid in full, then upon five
(5) days notice by either the Company or Stockholder, the redemption of the shares provided for herein shall be deemed void ab initio and the Company shall issue 250,000 shares to the Stockholder and the Stockholder shall return the Redemption Note to the Company.

         SECTION 1.2. Registration of Certain Shares. In connection with the registration statement (the "Registration Statement") to be filed and declared effective to effectuate the Company's proposed public offering of its Common Stock (the "IPO"), which the Company currently contemplates completing with First London Securities Corporation as its underwriter, the Company shall exercise its best efforts to cause 210,000 of the shares to be registered for sale pursuant to the Registration Statement, such 210,000 shares to include 10,000 of the shares issued to Stockholders in January 1997 and 100,000 Private Placement Shares.


         SECTION 1.3. Sale of Remaining Shares. With respect to the Private Placement Shares, Stockholder shall comply with the "Lock-up" provisions provided for in the Subscription Agreement pursuant to which such shares were acquired. Notwithstanding any agreement to the contrary previously entered into by and between the Company and Stockholder and notwithstanding that Stockholder may be permitted to do so under applicable law, with respect to the remaining 110,000 shares registered on behalf of Stockholder, Stockholder shall not, directly or indirectly, sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (collectively, "Sell") more than 10,000 Shares within thirty (30) days of the closing of the IPO and no more than 20,000 shares during each consecutive 30-day period thereafter, provided that if Stockholder does not sell all of the Shares which may be sold by him during any 30-day period, such Shares may be added to those which may be sold during a subsequent 30-day period. The Company will respond promptly to any request from Stockholder for the removal of legends from the certificates representing such Shares to permit their sale as provided herein.

         SECTION 1.4. Registration Obligations. When the Company effects the registration of Shares pursuant to the provisions of Section 1.2, the Company shall:

                 (a) Keep the registration statement pursuant to which the Shares have been registered (the "Registration Statement") effective for such period as may be necessary for Stockholder to sell all of the Shares, but in all events for no more than nine months or until all of the shares are eligible for sale, in the opinion of counsel to the Company, in transactions





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
exempt from the registration or prospectus delivery requirements of the Securities Act so that all transfer restrictions with respect to such securities and all restrictive legends on the certificate evidencing the Shares are or may be removed upon consummation of such sale;

                 (b) Furnish to Stockholder copies of any prospectus, subject to completion and final prospectus, in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of the Shares;

                 (c) Use its best efforts to register or qualify the Shares under the securities or "blue sky" laws of such jurisdictions as Stockholder shall reasonably request (provided, however, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other reasonable acts or things which may be reasonably necessary to enable Stockholder to consummate the public sale or other disposition in such jurisdictions of the Shares;

                 (d) Notify each seller of Shares, at any time within the nine month period referred to in subparagraph (a), when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made not misleading and at the reasonable request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which such statements were made, not misleading;

                 (e) Furnish, at the request of Stockholder, on the date that the Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section, if the Shares are being sold through underwriters, or, if the Shares are not being sold through underwriters, on the date that the Registration Statement becomes effective, (i) to the underwriter an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Stockholder; and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Stockholder; and

                 (f) The Company will be entitled to postpone or interrupt the effective date of the Registration Statement (and the use of the prospectus) if it determines, in its reasonable judgment after consultation with counsel, that such effectiveness would require the premature announcement of any material financing, acquisition, corporate reorganization or other material corporate transaction or development involving the Company if, in the Company's reasonable





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
determination, such announcement would be materially detrimental to the interests of the Company and its stockholders. The postponement or interruption will be for the minimum period reasonably required to avoid such premature disclosure. The Company will give prompt notice to Stockholder of any such postponement or interruption and will use all reasonable efforts to minimize the length of the postponement or interruption;

                 (g) Notify Stockholder of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threat of any proceedings for any of such purposes, and the Company shall take all practicable action necessary (i) to prevent the entry of any threatened stop order or any threatened suspension once entered and (B) of the lifting of any such order or suspension or resolution of any such proceedings that permits the resumption of offers and sales of the Shares;

                 (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders as promptly as practicable an earnings statement covering a period of twelve months beginning after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

                 (i) Use its best efforts to include the Shares among the Company's securities listed on such securities exchange or national market system on which shares of the Company's Common Stock are then principally traded.

         SECTION 1.5. Expenses. All expenses incurred by the Company in complying with the requirement that the Shares be registered in accordance with
Section 1.2, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and "blue sky" laws, printing expenses and fees and disbursements of counsel, and of the independent certified public accountants (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) of the Company shall be paid by the Company to the extent permitted under applicable federal and state regulations or by federal or state agencies having jurisdiction over the registration.




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
         SECTION 1.6.  Indemnification.

                 (a) The Company will indemnify Stockholder, and each underwriter, if any, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including the Registration Statement) incident to the registration or qualification of Shares in accordance with Section 1.2, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration or qualification, and will reimburse Stockholder, and each such underwriter, if any, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by Stockholder or any underwriter for inclusion in the registration statement, (ii) the failure of Stockholder or any underwriter to deliver, or cause to be delivered, a prospectus as required by the Securities Act or (iii) any untrue statement contained in or omission from any preliminary prospectus, if such deficiency is corrected in the final prospectus.

                 (b) Stockholder will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by the Registration Statement, and each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including the Registration Statement, any related notification or the like) incident to any registration or qualification of the Shares, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission, (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Stockholder.

                 (c)      Each party entitled to indemnification under this
Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide Indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume





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
the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnified Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 1.6 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         SECTION 1.7. Information by Stockholder. Stockholder shall furnish to the Company such information regarding Stockholder and the distribution proposed by Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article I.

         SECTION 1.8. Transfer of Registration Rights. The rights to cause the Company to register securities granted under Section 1.2 may be assigned or otherwise conveyed by Stockholder to his family members or a trust for his or their benefit, to any affiliates of Stockholder, or to any transferee who acquires all of the Shares held by Stockholder; provided in each case, that (i) the Company is given written notice by the transferor at the time of or within a reasonable time after said transfer, stating the name and address of said transferee, (ii) said transferee agrees in writing to be bound by the provisions of this Agreement and (iii) the Company receives an opinion of counsel from Stockholder stating that such transfer was made in compliance with applicable federal and state securities laws.

         SECTION 1.9. Further Assurances. Each party shall cooperate with the others, and execute and deliver, or cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment and transfer, and take all such other actions as such party may reasonably be requested to take by the other parties hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement.





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
                                   ARTICLE II

                              ISSUANCE OF WARRANTS

         SECTION 2.1.  Warrants.

                 (a) Simultaneously herewith, the Company is issuing and delivering to Stockholder the Warrants exercisable for an aggregate of 300,000 shares of Common Stock substantially in the form of Exhibit A attached hereto. The Warrants shall have an exercise price equal to One Hundred and Ten percent (110%) of the price at which the Common Stock is initially offered to the public in the IPO (the "IPO Price") or, if the IPO is not consummated on or before January 1, 1998, Four Dollars and Forty Cents ($4.40). The Warrants shall be exercisable as to 150,000 shares for a period of four (4) years commencing on the first anniversary of the earlier to occur of (i) the closing of the IPO or (ii) January 1, 1998 (such earlier date being referred to herein as the "Exercise Commencement Date"), and as to the remaining 150,000 shares for a period of three (3) years commencing on the second anniversary of the Exercise Commencement Date.

                 (b) Stockholder shall have the option, exercisable by giving written notice to the Company any time on or before the first anniversary of the effective date of the Registration Statement, to exchange for no additional consideration all, but not less than all, of the Warrants for warrants exercisable for an aggregate of 300,000 shares of Common Stock identical to the warrants being sold and issued in the IPO (the "Exchange Warrants").

         SECTION 2.2. Lock-up of Warrants. Stockholder shall not, directly or indirectly, sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of the Warrants or the Exchange Warrants, as the case may be, for the following periods:

                 (a) with respect to one-half of the Warrants or the Exchange Warrants, as the case may be, for a period of one (1) year from the date hereof; and

                 (b) with respect to the other half of the Warrants or the Exchange Warrants, as the case may be, for a period of two (2) years from the date hereof.

         SECTION 2.3. No Obligation to Register. The Company shall not be obligated to register any of the Warrants or the Exchange Warrants, as the case may be.

         SECTION 2.4. Legends. Each certificate representing the Warrants or any security issued or issuable upon exercise of the Warrants shall contain a legend on the face thereof, in form and substance satisfactory to counsel of the Company, setting forth the restrictions on transfer thereof contained herein.





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
                                  ARTICLE III

                     COMPANY'S INDEBTEDNESS TO STOCKHOLDER

         SECTION 3.1. Extension of Maturity. The Company acknowledges and agrees that it is indebted to Stockholder in the aggregate principal amount of Two Hundred Fifty Thousand Dollars ($250,000). No later than July 1, 1997, the Company shall pay to Stockholder $25,000 to be applied against the outstanding principal balance of the Notes. Notwithstanding anything to the contrary set forth in the notes evidencing the amounts due Stockholder (the "Promissory Notes), except for the principal payments provided for herein, Stockholder agrees to (i) extend the maturity date of each of the Promissory Notes to July 31, 1997 (the "New Maturity Date") and (ii) change the rate of interest due under the Promissory Notes to twelve percent (12.0%) per annum for the period from January 1, 1997, through May 31, 1997, and to eighteen percent (18%) effective June 1, 1997. Except as provided herein, all amounts of principal and interest due under the Promissory Notes shall be payable on the New Maturity Date. Except as provided in this Article III, all other terms and conditions of the Promissory Notes shall remain in full force and effect and the Company shall continue to pay interest accrued on the Promissory Notes monthly.

         SECTION 3.2. Default. In the event that the Company shall fail to pay when due any of its obligations to Stockholder:

         (a) the principal amount of the indebtedness under the Promissory Note shall continue to bear interest at the rate of eighteen percent (18.0%) per annum with principal and interest payable
                 in twelve (12) equal monthly   installments beginning on
                 August 1, 1997; and

         (b) the Security Agreement attached hereto as Exhibit B creating a lien on the Company's telephone system in favor of Stockholder shall become effective and enforceable as of July 1, 1997.

         SECTION 3.3. Further Assurances. Each party shall cooperate with the others, and execute and deliver, or cause to be executed and delivered, all such other instruments including, without limitation, financing statements, and take all such other actions as such party may reasonably be requested to take by the other parties hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this
Article III.

         SECTION 3.4. Method of Delivery of Payment. All payments due Stockholder hereunder shall be sent by FedEx courier service (or equivalent courier service) for receipt on the first day of the month, except that payments of $30,000 or more shall be sent by wire transfer.





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         SECTION 3.5.  Acceleration.  Notwithstanding anything herein to the contrary, all amounts due Stockholder under the Promissory Notes shall be paid within five (5) days of the closing of the IPO and, if not timely paid, shall thereafter bear interest at the rate of twenty-four percent (24.0%) per annum.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1.  Representations and Warranties of Stockholder.

         Stockholder represents and warrants as follows:

                 (a) Validity of Agreement. Stockholder has full power and authority to execute and deliver this Agreement. All necessary proceedings have been duly taken to authorize the execution, delivery and performance by Stockholder of this Agreement and all documents and instruments referred to herein to which Stockholder is a party. This Agreement and such documents and instruments have been duly executed and delivered by Stockholder, and assuming due authorization, execution and delivery by the Company, constitute the valid and binding agreement of Stockholder enforceable in accordance with their terms.

                 (b) No Conflict or Violation. No consent, authorization, approval, order, license, certificate or permit of or from or declaration or filing with any federal, state, local or governmental authority or any court or other tribunal is required for the execution, delivery or performance by Stockholder of this Agreement and the documents and instruments referred to herein to which Stockholder is a party. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which such person is a party or to which any of Stockholder's properties or assets are subject, is required for the execution, delivery or performance of this Agreement and the documents and instruments referred to herein to which Stockholder is a party. The execution, delivery and performance of this Agreement will not violate, result in the breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding, or violate or result in a breach of or conflict with any law, rule, regulation, order, judgment or decree binding on Stockholder.

                 (c) Ownership of the Shares and the Promissory Notes. Stockholder has good, valid and marketable title to the Shares and the Promissory Notes, all of which are free and clear of all pledges, liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever (except any restrictions which may be created by operation of the Federal and State securities laws). Except for the restrictions contained herein, there is no agreement outstanding affecting the right of Stockholder to vote, sell, transfer or otherwise exercise any of the rights attendant to the Shares owned by Stockholder.

                 (d) Private Transaction. Stockholder acknowledges that the Warrants are being issued in a private transaction exempt from registration under the Securities Act and accordingly in the absence of such registration, the Warrants and the shares issuable thereunder may not be sold, hypothecated, exercised, assigned or transferred, except in accordance with and subject to the provisions of the Securities Act and the Rules and Regulations promulgated thereunder.

         SECTION 4.2. Representations and Warranties of the Company. The Company represents and warrants as follows:

                 (a) Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement, to issue the Warrants and to perform its obligations hereunder and thereunder.

                 (b) Authorization and Validity of Agreement. The Company has full power and authority to execute and deliver this Agreement and the documents and instruments referred to herein to which it is a party and to perform the transactions herein contemplated. All necessary proceedings have been duly taken to authorize the execution, delivery and performance by the Company of this Agreement, the Warrants, the shares issuable thereunder and the documents and instruments referred to herein to which it is a party. This Agreement, the Warrants and such other documents have been duly executed and delivered by the Company and assuming due authorization, execution and delivery by the other parties hereto, constitute the valid and binding agreements of the Company enforceable in accordance with their terms.

                 (c) No Conflict or Violation. No consent, authorization, approval, order, license, certificate or permit of or from or declaration or filing with any federal, state, local or governmental authority or any court or other tribunal is required for the execution, delivery or performance by the Company of this Agreement and the documents and instruments referred to herein to which it is a party. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets is subject, is required for the execution, delivery or performance of this Agreement and the documents and instruments referred to herein to which it is a party, except for such consents which have been obtained prior to the date hereof; and the execution, delivery and performance of this Agreement and such documents and instruments will not violate, result in the breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or By-Laws of the Company or violate, result in a breach of or conflict with any law, rule, regulation, order, judgment or decree binding on the Company or to which any of its operations, businesses, properties or assets are subject or result in the creation of any mortgage, pledge, lien, charge or encumbrance upon any of the assets of the Company or the loss of any license or other contractual right with respect thereto.





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
                 (d) Valid Issuance. Upon issuance in accordance with the terms hereof the Warrant to be issued to Stockholder will have been duly authorized and validly issued.

         SECTION 4.3. Survival. Each of the representations and warranties made by the parties in this Article IV shall survive the Closing indefinitely.


                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Confidentiality. All information given by any party hereto to any other party shall be considered confidential and shall be used only for the purposes intended.

         SECTION 5.2. Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other parties. Nothing in this Agreement shall confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

         SECTION 5.3. Notices. All notices and other communications given or made pursuant hereto shall be deemed to have been given or made if in writing and delivered personally, sent by registered or certified mail (postage prepaid, return receipt requested) or sent by telecopier to the Company and Stockholder at their respective addresses set forth above, in the case of the Company a copy to Phillips Nizer Benjamin Krim & Ballon LLP, 666 Fifth Avenue, New York, New York 10103, Attn: Vincent J. McGill, Esq. and, in the case of Stockholder, a copy to Brown Raysman Milstein Felder & Steiner LLP, 120 West 45th Street, New York, New York 10036 Attention: Sarah Hewitt, Esq., or at such other addresses as shall be furnished by any party by like notice to the others and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 5.3 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to the other parties hereto as provided in this Section 5.3.

         SECTION 5.4. Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements among the parties relating to the subject matter of this Agreement, and all prior drafts of this

Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

         SECTION 5.5. Waivers and Amendments. Any party may by written notice to the others (a) extend the time for the performance of any of the obligations or other actions of the others; (b) waive any inaccuracies in the representations or warranties of the others contained in this Agreement; (c) waive compliance with any of the covenants of the others contained in this Agreement; (d) waive performance of any of the obligations of the others created under this Agreement; or (e) waive fulfillment of any of the conditions to its own obligations under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

         SECTION 5.6. Severability. This entire Agreement shall be void if any provision of this Agreement is invalid, illegal, unenforceable or inapplicable to any party or circumstance to which it is intended to be applicable.

         SECTION 5.7. Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

         SECTION 5.8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         SECTION 5.9. Convenience of Forum; Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 5.3 hereof.

         SECTION 5.10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice-of-law provisions thereof.

         SECTION 5.11. Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, such party has had the opportunity to seek the advice of legal





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counsel  and that such party has read and understood all of the terms and provisions of this Agreement. Further, this Agreement shall not be construed against any party by reason of its preparation or having drafted this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                             800 TRAVEL SYSTEMS, INC.

                                             By:
                                                -------------------------------


                                             ----------------------------------
                                             PERRY TREBATCH





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
                                   EXHIBIT A


                                Form of Warrants

                                   EXHIBIT B


                           Form of Security Agreement





                                       15